Exhibit 10.20.3

RATIFICATION OF UNLIMITED GUARANTIES

This Ratification of Unlimited Guaranties is signed effective June 14, 2018, by the undersigned guarantors (collectively “Guarantors”) in connection with the Revolving Loan made by PLAINSCAPITAL BANK (“Lender”) to LONESTAR PROSPECTS, LTD. (“Borrower”), a Texas limited partnership. The Revolving Loan is defined in and governed by the Amended and Restated Loan Agreement dated January 12, 2018, between Borrower and Lender, as amended by that certain First Amendment dated February 20, 2018, as amended by that certain Second Amendment dated of even date, and as now or hereafter amended, restated, replaced, supplemented, or otherwise modified, from time to time (collectively the “Loan Agreement”). Capitalized terms not otherwise defined have the meanings assigned in the Loan Agreement.

1. Guaranties. Each of the Guarantors is legally obligated under an unlimited guaranty dated January 13, 2014, or September 3, 2015, executed by each of the respective Guarantors in favor of Lender in connection with the Loans to Borrower (each a “Guaranty”, and collectively the “Guaranties”).

2. Ratification. Each of the Guarantors consents to the Loan Agreement and the Revolving Loan in the maximum amount of $60,000,000.00, and ratifies and confirms their respective Guaranty, acknowledges that their Guaranty is valid, subsisting, and binding upon the respective Guarantors, and agrees that their Guaranty guarantees payment of the Loans (including the Revolving Loan), and the Notes (including the Revolving Note) in accordance with the terms of the respective Guaranty.

3. Notice of Final Agreement. As of the effective date of this Notice, Borrower, Guarantors, and Lender have consummated a transaction pursuant to which Lender has agreed to make a loan or loans to Borrower, to renew and extend an existing loan or loans to Borrower, and to otherwise extend credit or make financial accommodations to or for the benefit of Borrower, in an aggregate amount up to $60,000,000.00 (collectively, whether one or more, the “Loans”).

In connection with the Loans, Borrower and Lender and the undersigned Guarantors have executed and delivered and may hereafter execute and deliver certain agreements, instruments, and documents (collectively hereinafter referred to as the “Written Loan Agreement”).

It is the intention of Borrower, Lender, and Guarantors that this Notice be incorporated by reference into each of the written agreements, instruments, and documents comprising the Written Loan Agreement. Borrower, Lender, and Guarantors each warrant and represent that the entire agreement made and existing by or among Borrower, Lender, and Guarantors with respect to the Loan is and shall be contained within the Written Loan Agreement, as amended and supplemented hereby, and that no agreements or promises exist or shall exist by or among Borrower, Lender, and Guarantors that are not reflected in the Written Loan Agreement.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

Effective as of the date stated above.

ACKNOWLEDGED AND AGREED:

LONESTAR PROSPECTS HOLDING COMPANY, L.L.C.

By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager

LONESTAR PROSPECTS MANAGEMENT, L.L.C.,
a Texas limited liability company
By:	VPROP Operating, LLC,
a Delaware limited liability company, its sole member
By:	Vista Proppants and Logistics, LLC,
a Delaware limited liability company, its sole member

By:	/s/ Gary B. Humphreys
Gary B. Humphreys,
Chief Executive Officer

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/s/ Gary Blaine Humphreys
Gary Blaine Humphreys, as co-trustee of the
ERIC BLAINE HUMPHREYS TRUST created under
Trust Agreement dated December 14, 2012

/s/ Claudia Ann Humphreys
Claudia Ann Humphreys, as co-trustee of the
ERIC BLAINE HUMPHREYS TRUST created under
Trust Agreement dated December 14, 2012

/s/ Gary Blaine Humphreys
Gary Blaine Humphreys, as co-trustee of the
JAKE ALLEN HUMPHREYS TRUST created under
Trust Agreement dated December 14, 2012

/s/ Claudia Ann Humphreys
Claudia Ann Humphreys, as co-trustee of the
JAKE ALLEN HUMPHREYS TRUST created under
Trust Agreement dated December 14, 2012

FUTURE NEW DEAL, LTD., a Texas limited partnership
By:	Future New Deal II, LLC,
its general partner

By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager

FUTURE NEW DEAL II, LLC

By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager

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/s/ Martin W. Robertson
Martin W. Robertson, as co-trustee of the CHRISTOPHER MARTIN ROBERTSON TRUST created under Trust Agreement dated December 18, 2012

/s/ Janet Lynn Robertson
Janet Lynn Robertson, as co-trustee of the CHRISTOPHER MARTIN ROBERTSON TRUST created under Trust Agreement dated December 18, 2012

/s/ Martin W. Robertson
Martin W. Robertson, as co-trustee of the CLAIRE ANN ROBERTSON TRUST created under Trust Agreement dated December 18, 2012

/s/ Janet Lynn Robertson
Janet Lynn Robertson, as co-trustee of the CLAIRE ANN ROBERTSON TRUST created under Trust Agreement dated December 18, 2012

M & J PARTNERSHIP, LTD., a Texas limited partnership
By: T.Y.F. Holdings, LLC, its general partner

By:	/s/ Martin W. Robertson
Martin W. Robertson, Manager

T.Y.F. HOLDINGS, LLC

By:	/s/ Martin W. Robertson
Martin W. Robertson, Manager

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